As filed with the Securities and Exchange Commission on August 25, 2000
                                                     Registration No. 333-______
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                                    Form S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933
                             ----------------------
                             MIPS TECHNOLOGIES, INC.
               (Exact name of issuer as specified in its charter)

            Delaware                                     77-0322161
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                              1225 Charleston Road
                          Mountain View, CA 94043-1353
                    (Address of principal executive offices)

                             ----------------------


        MIPS Technologies, Inc. 1998 Long-Term Incentive Plan, as amended MIPS Technologies, Inc. Employee Stock Purchase Plan, as amended
        MIPS Technologies, Inc. Directors' Stock Option Plan, as amended
                           (Full titles of the plans)
                             ----------------------


                                John E. Bourgoin
                      Chief Executive Officer and President
                             MIPS TECHNOLOGIES, INC.
                              1225 Charleston Road
                          Mountain View, CA 94043-1353
                     (Name and address of agent for service)
                             ----------------------
                                 (650) 567-5000
          (Telephone number, including area code, of agent for service)


------------------------------------------------------------------------------------------------------
                                 CALCULATION OF REGISTRATION FEE
======================================================================================================
                                             Proposed Maximum     Proposed Maximum
 Title of Securities        Amount to be      Offering Price         Aggregate           Amount of
  to be Registered           Registered        Per Share(*)        Offering Price     Registration Fee

Class A Common Stock,        1,835,871         $53.40625           $98,046,985.59       $25,884.40
$0.001 par value
------------------------------------------------------------------------------------------------------

(*) The price shown is the average between the high and low prices of the Class A Common Stock reported on the Nasdaq National Market on August 21, 2000 in accordance with Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act"), and is being used solely for the purpose of calculating the registration fee.

--------------------------------------------------------------------------------

                              STATEMENT PURSUANT TO
                        GENERAL INSTRUCTION E TO FORM S-8

              The contents of the Registrant's Registration Statements on Form S-8 (Reg. Numbers 333-65693 and 333-95339), as filed with the Securities and Exchange Commission (the "Commission") on October 15, 1998 and January 25, 2000, respectively, are incorporated by reference herein.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


      Item 8. Exhibits

              See Exhibit Index.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, California, on August 25, 2000.


                                       MIPS TECHNOLOGIES, INC.


                                       By: /s/ John E. Bourgoin
                                          --------------------------------------
                                          John E. Bourgoin
                                          President, Chief Executive Officer
                                          and Director

                        SIGNATURES and POWER OF ATTORNEY

              Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. In addition, each person whose signature appears below constitutes and appoints John E. Bourgoin and Kevin C. Eichler, each alone to act as his true and lawful attorney-in-fact and agent, each with the full power of substitution, for him and in his name in any and all capacities, to sign any or all amendments, including pre-effective and post-effective amendments, and supplements to this Registration Statement on Form S-8 relating to the Registrant's 1998 Long-Term Incentive Plan, Employee Stock Purchase Plan and Directors' Stock Option Plan, and to file the same, with exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

        Signature                                        Title                                      Date
-------------------------------     ----------------------------------------------------       -----------------

    /s/ John E. Bourgoin
-------------------------------
   John E. Bourgoin                 Chairman of the Board, President, Chief Executive
                                    Officer, and Director (Principal Executive Officer)        August 25, 2000


    /s/ Kevin C. Eichler
-------------------------------
    Kevin C. Eichler                 Vice President of Finance and Administration, Chief
                                     Financial Officer and Secretary (Principal Financial
                                     and Accounting Officer)                                   August 25, 2000


    /s/ Kenneth L. Coleman
-------------------------------
    Kenneth L. Coleman                Director                                                  August 25, 2000


    /s/ Fred M. Gibbons
-------------------------------
    Fred M. Gibbons                   Director                                                  August 25, 2000


    /s/ Anthony B. Holbrook
-------------------------------
    Anthony B. Holbrook               Director                                                  August 25, 2000


     /s/ William M. Kelly
-------------------------------
     William M. Kelly                 Director                                                  August 25, 2000


                                  EXHIBIT INDEX

       Item 8. Exhibits

               The following exhibits are filed as part of this Registration
Statement:

       4.1* MIPS Technologies, Inc. 1998 Long-Term Incentive Plan, as amended.

       4.2*    MIPS Technologies, Inc. Employee Stock Purchase Plan, as amended.

       4.3**   MIPS Technologies, Inc. Directors' Stock Option Plan, as amended.

       5.1 Opinion of Shearman & Sterling as to the validity of the shares being registered pursuant to this Registration Statement.

       23.1    Consent of Ernst & Young LLP, independent auditors of the
               Registrant.

       23.2    Consent of Shearman & Sterling (contained in Exhibit 5.1).

       24.1    Power of Attorney (included on signature page).


---------------------
* Incorporated by reference to the exhibits filed with the Registrant's definitive proxy statement filed with the Commission on September 22, 1999.

** Incorporated by reference to the exhibit filed with the Registrant's annual report on Form 10-K filed with the Commission on September 21, 1999.